UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2025

Finnovate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Franklin Street

Suite 1702

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 424-253-0908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Extension Contribution

As of January 3, 2025, Finnovate Acquisition Corporation (the “Company”) had deposited $43,350 (including $85.40 of applicable interest) into the Company’s trust account. As previously disclosed, the Company will deposit $43,264.60 per month into the trust account, which equates to approximately $0.05 per remaining public share that was not redeemed in connection with its extension, for each calendar month (commencing on November 8, 2024 and ending on the 7th day of each subsequent month) until May 8, 2025, or portion thereof, that is needed to complete an initial business combination, for up to an aggregate of $259,588 plus any applicable interest.

Sponsor Distribution

On January 3, 2025, Finnovate Sponsor, LP (the “Sponsor”) consummated a distribution of its assets in accordance with its governing documents, which included the distribution of 4,237,499 Class A ordinary shares, $0.0001 par value per share, of the Company (the “Class A Ordinary Shares”), 1 Class B ordinary share, $0.0001 par value per share, of the Company (the “Class B Ordinary Share”) and 8,243,038 warrants to purchase 8,243,038 Class A Shares of the Company (the “Private Warrants”) then held by the Sponsor to its constituent members (the “Sponsor Distribution”). Following the Sponsor Distribution, the Sponsor no longer holds any securities of the Company.

As of January 3, 2025, Sunorange Limited, the general partner of the Sponsor, has voting and dispositive power over one Class B Ordinary Share. In the Sponsor Distribution, Mr. Calvin Kung, the Chief Executive Officer and Director of the Company, received 25,000 Class A Ordinary Shares. Mr. Wang (Tommy) Chiu Wong, the Chief Financial Officer and Director of the Company, received 226,153 Class A Ordinary Shares, of which 15,000 Class A Ordinary Shares were distributed to Mr. Wong in his personal capacity and 211,153 Class A Ordinary Shares were distributed to Sun Tone Limited, for which Mr. Wong is the sole owner and director. Mr. Wong also received 464,964 Private Warrants through Sun Tone Limited. While the recipients of the Company’s securities in the Sponsor Distribution agreed to remain subject to the lock-up restrictions, distributees who are not affiliates of the Company are not required to vote their shares in favor of the Company’s initial business combination, and a portion of the distributed shares may be released from such lock-up restrictions prior to the initial business combination in connection with applicable stock exchange listing requirements.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Current Report on Form 8-K and include statements regarding the Company’s intentions, beliefs or current expectations concerning the Company’s performance, business and future events. Such forward-looking statements are based on management’s expectations, beliefs and forecasts concerning future events impacting the Company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, as well as assumptions, which, if they were to ever materialize or prove incorrect, could cause actual results to differ materially from the from the plans, objectives, expectations, estimates and intentions expressed or implied by such forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date hereof and the Company disclaims any obligation, except as required by law, to provide updates, revisions or amendments to any forward-looking statements to reflect changes in the Company’s expectations or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: January 7, 2025	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer